SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 29, 2003

DYAX CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-24537	04-3053198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square, Cambridge, MA  02139

(Address of principal executive offices and zip code)

(617) 225-2500

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)           Exhibits.

                                                99.1         Press release of Dyax Corp. dated April 29, 2003, reporting Dyax’s financial results for the first quarter of 2003.

Item 9.                 Regulation FD Disclosure.  Information furnished under Item 12 (“Results of Operations and Financial Condition”).

                  On April 29, 2003, Dyax issued a press release announcing its financial results for the first quarter of 2003.  Pursuant to Item 12, a copy of that press release is hereby furnished to the Commission as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2003	DYAX CORP.

	By:	/s/ Stephen S. Galliker
Stephen S. Galliker
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Dyax Corp. dated April 29, 2003, reporting Dyax’s financial results for the first quarter of 2003.